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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8, pertaining to the 1997 Stock Option Plan of PCTEL, Inc. of our report dated February 2, 2004, relating to the financial statements and financial statement schedule of PCTEL, Inc., which appears in PCTEL's Annual Report on Form 10-K for the year ended December 31, 2003.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois
January 13, 2005